Cash and restricted cash	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Cash and restricted cash [Text Block]
7.	Cash and restricted cash:

At December 31, 2017, the Company held cash of $15,118 (2016 – $15,341). Cash at banks earn interest at floating rates based on daily bank deposit rates. Short term deposits are made for varying periods of between one day and three months, depending on the cash requirements of the Company, and earn interest at the respective short term deposit rates.

At December 31, 2017, the Company held restricted cash of $187,098 (2016 – $172,703). Restricted cash is cash held on deposit with a chartered Australian bank which will be returned to the Company when it satisfies the capital commitments pertaining to the licenses.